================================================================================
    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1998

                          REGISTRATION NOS.: 33-41187
                                    811-6330

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                             --------------------

                                  FORM N-1A

                            REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                     [X]
                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                       POST-EFFECTIVE AMENDMENT NO. 8                      [X]
                                    AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940                                [X]
                              AMENDMENT NO. 9                              [X]
                             --------------------

          MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

                       (A MASSACHUSETTS business trust)
         (FORMERLY NAMED DEAN WITTER SHORT-TERM U.S. TREASURY TRUST)

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------

                                   COPY TO:

                           DAVID M. BUTOWSKY, ESQ.
                           GORDON ALTMAN BUTOWKSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036
                              -------------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

       X   immediately upon filing pursuant to paragraph (b)
      ---
           on (date) pursuant to paragraph (b)
      ---
           60 days after filing pursuant to paragraph (a)
      ---
          on (date) pursuant to paragraph (a) of rule 485.
      ---
                             --------------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

          MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

                            CROSS-REFERENCE SHEET
                                  FORM N-1A

ITEM                                  CAPTION
------------------------------------------------------------------------
   PART A                            PROSPECTUS
  1.      Cover Page
  2.      Prospectus Summary; Summary of Fund Expenses
  3.      Financial Highlights
  4.      Investment Objective and Policies; The Fund and its
          Management; Cover Page; Investment Restrictions; Financial
          Highlights
  5.      The Fund and its Management; Back Cover; Investment Objective
          and Policies
  6.      Dividends, Distributions and Taxes; Additional Information
  7.      Purchase of Fund Shares; Shareholder Services
  8.      Redemptions and Repurchases; Shareholder Services
  9.      Not applicable
PART B                  STATEMENT OF ADDITIONAL INFORMATION
 10.      Cover Page
 11.      Table of Contents
 12.      The Fund and its Management
 13.      Investment Practices and Policies; Investment Restrictions;
          Portfolio Transactions and Brokerage
 14.      The Fund and its Management; Trustees and Officers
 15.      The Fund and its Management; Trustees and Officers
 16.      The Fund and its Management; The Distributor; Shareholder
          Services; Custodian and Transfer Agent; Independent Accountants
 17.      Portfolio Transactions and Brokerage
 18.      Description of Shares
 19.      The Distributor; Redemptions and Repurchasers; Financial
          Statements; Determination of Net Asset Value; Shareholder
          Services
 20.      Dividends, Distributions and Taxes
 21.      Not applicable
 22.      Performance Information
 23.      Experts; Financial Statements


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

             PROSPECTUS
             JULY 29, 1998

             Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is an open-end, diversified management investment company whose investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing all of its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. (See "Investment Objective and Policies.") Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities.


             Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.35% of the average daily net assets of the Fund.


             This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 29, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The Statement of Additional Information is incorporated herein by reference.

             Morgan Stanley Dean Witter
             Short-Term U.S. Treasury Trust
             Two World Trade Center
             New York, New York 10048
             (212) 392-2550 or
             (800) 869-NEWS (toll-free)


             TABLE OF CONTENTS

Prospectus Summary/ 2

Summary of Fund Expenses/ 3

Financial Highlights/ 4


The Fund and Its Management/ 5


Investment Objective and Policies/ 5


Purchase of Fund Shares/  7

Shareholder Services/  9

Redemptions and Repurchases/ 13

Dividends, Distributions and Taxes/ 16

Performance Information/ 17

Additional Information/ 17


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  Morgan Stanley Dean Witter Distributors Inc.,
  Distributor

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


The                The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,Fund
Fund               diversified management investment company investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.
-----------------  -----------------------------------------------------------------------------------------------------------
Shares             Shares of beneficial interest with $0.01 par value (see page 17).
Offered
-----------------  -----------------------------------------------------------------------------------------------------------
Offering           The price of the shares offered by this Prospectus is determined once daily as of 4:00 p.m., New York time, on
Price              each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 8).
-----------------  -----------------------------------------------------------------------------------------------------------
Minimum            Minimum initial purchase through Distributor, $10,000 ($1,000 if the account is opened through EasyInvest
Purchase           (Service Mark) although the Fund and Distributor may, from time to time, accept initial purchases of $5,000;
                   minimum subsequent investment, $100 (see page 8).
-----------------  -----------------------------------------------------------------------------------------------------------
Investment         The investment objective of the Fund is to provide investors with current income, preservation of principal
Objective          and liquidity.
-----------------  -----------------------------------------------------------------------------------------------------------
Investment         In order to maximize the amount of the Fund's dividends which are exempt from state and local income taxation,
Policies           the Fund will invest all of its assets in U.S. Treasury securities which are direct obligations of the U.S.
                   Government (see page 5).
-----------------  -----------------------------------------------------------------------------------------------------------
Investment         Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary,
Manager            Morgan Stanley Dean Witter Services Company Inc. serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately
                   $115.2 billion at June 30, 1998 (see page 5).
-----------------  -----------------------------------------------------------------------------------------------------------
Management         The Investment Manager receives a monthly fee at the annual rate of 0.35% of daily net assets (see page 5).
Fee
-----------------  -----------------------------------------------------------------------------------------------------------
Dividends and      Dividends are declared daily and paid monthly. Capital gains distributions, if any, are paid at least once a
Capital Gains      year or are retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically
Distributions      invested in additional shares at net asset value unless the elects to receive cash (see page 16).
-----------------  -----------------------------------------------------------------------------------------------------------
Distributor        Morgan Stanley Dean Witter Distributors Inc. (the "Distributor")(see page 7). The Fund is authorized to
and Plan           reimburse of specific expenses incurred in promoting the distribution of the Fund's shares, including personal
Distribution       services to  shareholders and of shareholders accounts, in accordance with a Plan of with the Distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.35% of average net assets of the Fund (see page 9).
-----------------  -----------------------------------------------------------------------------------------------------------
Redemption         At net asset value; account may be involuntarily redeemed if total value of the account is less than $1,000 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $10,000 in the account (see pages 13-15).
-----------------  -----------------------------------------------------------------------------------------------------------
Risks              The Fund invests only in U.S. Treasury securities which are subject to minimal risk of loss of income and principal. It may engage in the purchase of such securities on a when-issued basis. The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. A portion of the U.S. Treasury securities in which the Fund invests may be zero coupon Treasury securities. Such securities are subject to greater market price fluctuations during periods of changing prevailing interest rates (see pages 5-7).
-----------------  -----------------------------------------------------------------------------------------------------------


       The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
                and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1998.



 Shareholder Transaction Expenses
-------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases.................................    None
Maximum Sales Charge Imposed on Reinvested Dividends .....................    None
Deferred Sales Charge ....................................................    None
Redemption Fees ..........................................................    None
Exchange Fee .............................................................    None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
-------------------------------------------------------------------------
Management Fees...........................................................    0.35%
12b-1 Fees* ..............................................................    0.34%
Other Expenses ...........................................................    0.13%
Total Fund Operating Expenses ............................................    0.82%


* A PORTION OF THE 12B-1 FEE, WHICH MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS, IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS INC. ("NASD") GUIDELINES.


 EXAMPLE                                                        1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------  -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period: .........................................    $8        $26       $46        $101


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

   Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further unaudited information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.





                                                           FOR THE YEAR ENDED MAY 31                        FOR THE PERIOD
                                                 -----------------------------------------                 AUGUST 13, 1991*
                                                                                                                THROUGH
                                         1998       1997        1996       1995       1994        1993       MAY 31, 1992
------------------------------------  ---------- ----------  ---------- ----------  ---------- ----------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $ 9.85      $ 9.84     $ 9.98      $ 9.88     $10.34      $10.21        $10.00
                                      ---------- ----------  ---------- ----------  ---------- ----------  ----------------
Net investment income ...............     0.53        0.54       0.54        0.49       0.49        0.54          0.44
Net realized and unrealized gain
 (loss) .............................     0.11        --        (0.14)       0.10      (0.45)       0.13          0.20
                                      ---------- ----------  ---------- ----------  ---------- ----------  ----------------
Total from investment operations  ...     0.64        0.54       0.40        0.59       0.04        0.67          0.64
                                      ---------- ----------  ---------- ----------  ---------- ----------  ----------------
Less dividends and distributions from:
 Net investment income ..............    (0.53)      (0.53)     (0.54)      (0.49)     (0.50)      (0.53)        (0.43)
 Net realized gain...................     --          --         --          --         --         (0.01)         --
                                      ---------- ----------  ---------- ----------  ---------- ----------  ----------------
Total dividends and distributions  ..    (0.53)      (0.53)     (0.54)      (0.49)     (0.50)      (0.54)        (0.43)
                                      ---------- ----------  ---------- ----------  ---------- ----------  ----------------
Net asset value, end of period  .....   $ 9.96      $ 9.85     $ 9.84      $ 9.98     $ 9.88      $10.34        $10.21
                                      ========== ==========  ========== ==========  ========== ==========  ================
TOTAL INVESTMENT RETURN+ ............     6.68%       5.63%      4.09%       6.22%      0.25%       6.75%         6.55%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ............................     0.82%       0.83%      0.84%       0.84%      0.79%       0.80%         0.79%(2)(3)
Net investment income ...............     5.30%       5.42%      5.33%       4.93%      4.74%       5.18%         5.49%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................  $241,025    $230,267   $258,637    $273,184   $516,017    $584,206      $523,555
Portfolio turnover rate .............       95%        149%        63%         30%        49%         21%           12%(1)



------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") (formerly named Dean Witter Short-Term U.S. Treasury Trust) is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 4, 1991.

   Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

   MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of approximately $110.8 billion as of June 30, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying an annual rate of 0.35% to the Fund's net assets determined as of the close of each business day. For the fiscal year ended May 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.35% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.82% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is current income, preservation of principal and liquidity. The Fund will seek to achieve its investment objective by investing all of its net assets in U.S. Treasury securities. U.S. Treasury securities, which presently consist of U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, are direct obligations of the U.S. Treasury and are backed by the "full faith and credit" of the U.S. Government. The investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.

   Neither the value nor the yield of the U.S. Treasury securities in which the Fund invests (or the value or yield of shares of the Fund) are guaranteed by the U.S. Government. The value of the Fund's portfolio securities and therefore the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of the securities held by the Fund, and concomitantly, the net asset value of the Fund's shares, will fall. Debt securities with shorter maturities are generally subject to a lesser degree of market fluctuation as a result of changes in interest rates than debt securities with longer maturities.

In an effort to minimize fluctuations in market value of its portfolio securities the Fund is expected to maintain a portfolio with a dollar-weighted average maturity of less than 3 years.


   Zero Coupon Treasury Securities. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. See "Dividends, Distributions and Taxes."

   Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

   When-Issued and Delayed Delivery Securities and Firm Commitments. From time to time, in the ordinary course of business, the Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Treasury securities on a firm commitment basis. For example, the Fund may wish to purchase U.S. Treasury notes and bonds sold at periodic U.S. Treasury auctions prior to a month or more of their issuance ("when-issued"). When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or firm commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or firm commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio (U.S. Treasury) securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or firm commitment basis.


   Year 2000. The investment management services provided to the Fund by the Investment Man-ager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within MSDW Advisors' Taxable Fixed Income Group, which manages 23 funds and fund portfolios, with approximately $13.8 billion in assets as of June 30, 1998. Rajesh K. Gupta, Senior Vice President of MSDW Advisors and Manager of MSDW Advisors' Government Fixed-Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at MSDW Advisors for over five years.

   Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the opinion of the Investment Manager, strengthen the Fund's position and contribute to its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 200% in any one year. The Fund will incur costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy.


PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and others who have entered into Selected Dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $10,000 (the Fund and the Distributor may, from time to time accept initial purchases of $5,000). The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $1,000, provided that the schedule of automatic investments will result in investments totalling at least $10,000 within the first twelve months. In the case of investments pursuant to systematic payroll deduction plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $10,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative of DWR or another Selected Broker-Dealer. The offering price will be the net asset value per share next determined (see "Determination of Net Asset Value" below) following receipt and acceptance by the Transfer Agent of an order in proper form and accompanied by payment in Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Orders for the purchase of Fund shares placed by investors through DWR or another Selected Broker-Dealer will be transmitted to the Transfer Agent for purchase on that date, with payment in Federal funds transmitted to the Transfer Agent on the business day following the day the order is placed. Shares commence earning income on the date following the date of purchase. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.


   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips to educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The net asset value per share is determined by the Investment Manager as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized cost. Short-term instruments having a maturity date of 60 days or less at the time of purchase are val-ued at amortized cost unless the Board of Trustees determines this does not represent the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


PLAN OF DISTRIBUTION

   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Investment Com-pany Act of 1940, as amended (the "Act"), with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by the Distributor and its affiliates, or any other Selected Broker-Dealer under the Plan include: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of the NASD guidelines. The services fee is a payment made for personal services and/or the maintenance of shareholder accounts. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $827,872 to the Distributor pursuant to the Plan for the fiscal year ended May 31, 1998. This is an accrual at the annual rate of 0.34% of the Fund's average daily net assets.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distribu-tions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid in shares of the Fund at net asset value per share. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other Selected Broker-Dealer through whom shares were purchased.

   Investment of Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.


   Targeted Dividends (Service Mark). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end investment company for which MSDW Advisors serves as investment manager (collectively, the "Morgan Stanley Dean Witter Funds"), other than Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption"). Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other Selected Broker-Dealer brokerage account, within five business days after the date of redemption. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income, and generally, state and local tax purposes.


   Shareholders wishing to enroll in the Withdrawal Plan should make this election on the Investment Application or contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

   Tax Sheltered Retirement Plans. Retirement plans are available through the Investment Manager for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.


   For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

   An "Exchange Privilege," that is, the privilege of exchanging shares of certain Morgan Stanley Dean Witter Funds for shares of the Fund, exists whereby shares of Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term Bond Fund, and for shares of five Morgan Stanley Dean Witter Funds which are money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (which eight funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.

   An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund, shares of the Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of Global Short-Term or the Morgan Stanley Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from Global Short-Term or from a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC remain in the

Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Distributor to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Distributor's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in their margin account.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current broker-dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Morgan Stanley Dean Witter Funds pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free).


   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Morgan Stanley Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   REDEMPTIONS. Shares of the Fund may be redeemed through the Transfer Agent (without redemption or other charge) on any day that the New York Stock Exchange is open (see "Purchase of Fund Shares--Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements described below.

1. BY CHECK

   The Transfer Agent will supply blank checks to any shareholder who has requested them on an Investment Application. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specifically specified on an Investment Application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check or enroll in the Systematic Withdrawal Plan.

   Shares will be redeemed at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of its account so as to write a check for the redemption of the entire account. For the same reason, a shareholder should not write a check for substantially all of the current value of the shares in its account with the Fund.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH PAYMENT TO PREDESIGNATED BANK
   ACCOUNT

   A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by wire instructions.

   DWR and any other participating Selected Broker-Dealers have informed the Distributor and the Fund that, on behalf of and as agent for their customers who are shareholders of the Fund, they will transmit to the Fund requests for redemption of shares owned by their customers. In such cases, the Transfer Agent will wire proceeds of redemptions to DWR's or other Selected Broker-Dealer's bank account for credit to the shareholders' accounts the following business day. DWR and other participating Selected Broker-Dealers have also informed the Distributor and the Fund that they do not charge for this service.

   Redemption instructions must include the shareholder's name and account number and be wired or called to the Transfer Agent at 800-869-NEWS (toll-free).

3. BY MAIL


   A shareholder may redeem shares by sending a letter to Morgan Stanley Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering share certificates if any have been issued.


   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder in accordance with the general redemption requirements listed below.

GENERAL REDEMPTION REQUIREMENTS

   Written requests for redemption must be signed by the registered shareholder(s). If the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent, (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor), except in the case of redemption by check. Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").

   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a stock assignment form signed by the registered shareholder(s) exactly as the account is registered. Signatures must be guaranteed by a commercial bank or member firm of a domestic stock exchange. Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization.


   All requests for redemption should be sent to Morgan Stanley Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.


   Generally, the Fund will attempt to make payment for all redemptions within one business day, and in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or any other Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. Payment for shares repurchased may be made by the Fund to DWR and other Selected Broker-Dealers for the account of the shareholder. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


   Involuntary Redemption. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares of any shareholder whose shares have a value of less than $1,000 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $10,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute net capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any such net long-term capital gains in any year.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXATION

   Federal Taxes. Because the Fund intends to distribute substantially all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders will normally have to pay federal income taxes on the dividends and capital gains distributions they receive from the Fund. Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

   Long-term and short-term capital gains may be generated by the sale of portfolio securities by the Fund. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

   No portion of such distributions will be eligible for the dividends received deduction for corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Current federal law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities, if necessary.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the Federal tax status of dividends and distributions paid or retained by the Fund.

   The foregoing discussion relates solely to the Federal income tax consequences of an investment in the Fund and dividends (where applicable) and distributions may also be subject to state and local taxes (see "State and Local Taxes" below); therefore, each shareholder is advised to consult his or her own tax adviser.

   State and Local Taxes. The Fund intends to invest only in U.S. Treasury obligations that provide interest income exempt from state and local taxes. Because all States presently allow the pass-through of federal obligation interest derived from specific federal obligations, it is anticipated that substantially all of the interest income generated by the Fund and paid out to shareholders as net investment income will be exempt from state and local taxation. Such investment income, however, will not be exempt from federal tax. Furthermore, any capital gains realized by the Fund will not be exempt from federal, and generally, state and local taxes. It should be noted that although the Fund intends to invest only in securities the pass-through income from which is believed exempt from state and local income taxes, it is possible that a state or local taxing authority may seek to tax an investor on a portion of the interest income of a particular government obligation held by the Fund. Shareholders are urged to consult their tax advisers with respect to specific questions regarding federal, state and local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the assets of the Fund, and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services Inc.).


ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of beneficial interest of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.


   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees themselves have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the

Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. Under the Declaration of Trust, indemnification shall be made out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.


   Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter                          MORGAN STANLEY
Short-Term U.S. Treasury Trust                      DEAN WITTER
Two World Trade Center                              SHORT-TERM
New York, New York 10048                            U.S. TREASURY
                                                    TRUST
TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.          PROSPECTUS--JULY 29, 1998

                                                            MORGAN STANLEY
                                                            DEAN WITTER
                                                            SHORT-TERM
                                                            U.S. TREASURY
                                                            TRUST

STATEMENT OF ADDITIONAL INFORMATION
JULY 29, 1998


-----------------------------------------------------------------------------


   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is an open-end, diversified management investment company whose investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its investment objective by investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.


   Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.35% of the average daily net assets of the Fund.


   A Prospectus for the Fund dated July 29, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Morgan Stanley Dean Witter
Short-Term U.S. Treasury Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 The Fund and Its Management..........  3
Trustees and Officers................   7
Investment Practices and Policies ...  13
Investment Restrictions..............  14
Portfolio Transactions and
 Brokerage...........................  15
The Distributor......................  16
Shareholder Services ................  19
Redemptions and Repurchases..........  24
Dividends, Distributions and Taxes ..  24
Performance Information .............  26
Description of Shares of the Fund  ..  26
Custodian and Transfer Agent  .......  27
Independent Accountants..............  27
Reports to Shareholders..............  27
Legal Counsel........................  27
Experts..............................  28
Registration Statement ..............  28
Financial Statements--May 31, 1998  .  29
Report of Independent Accountants ...  38

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND


   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on June 4, 1991 under the name Dean Witter Short-Term U.S. Treasury Trust. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust.


THE INVESTMENT MANAGER


   Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":



 OPEN-END FUNDS
 1      Active Assets California Tax-Free Trust
 2      Active Assets Government Securities Trust
 3      Active Assets Money Trust
 4      Active Assets Tax-Free Trust
 5      Morgan Stanley Dean Witter American Value Fund
 6      Morgan Stanley Dean Witter Balanced Growth Fund
 7      Morgan Stanley Dean Witter Balanced Income Fund
 8      Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 9      Morgan Stanley Dean Witter California Tax-Free Income Fund
10      Morgan Stanley Dean Witter Capital Appreciation Fund
11      Morgan Stanley Dean Witter Capital Growth Securities
12      Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
13      Morgan Stanley Dean Witter Convertible Securities Trust
14      Morgan Stanley Dean Witter Developing Growth Securities Trust
15      Morgan Stanley Dean Witter Diversified Income Trust
16      Morgan Stanley Dean Witter Dividend Growth Securities Inc.
17      Morgan Stanley Dean Witter Equity Fund
18      Morgan Stanley Dean Witter European Growth Fund Inc.
19      Morgan Stanley Dean Witter Federal Securities Trust
20      Morgan Stanley Dean Witter Financial Services Trust
21      Morgan Stanley Dean Witter Fund of Funds
22      Dean Witter Global Asset Allocation Fund
23      Morgan Stanley Dean Witter Global Dividend Growth Securities
24      Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
25      Morgan Stanley Dean Witter Global Utilities Fund
26      Morgan Stanley Dean Witter Growth Fund

                                3

27      Morgan Stanley Dean Witter Hawaii Municipal Trust
28      Morgan Stanley Dean Witter Health Sciences Trust
29      Morgan Stanley Dean Witter High Yield Securities Inc.
30      Morgan Stanley Dean Witter Income Builder Fund
31      Morgan Stanley Dean Witter Information Fund
32      Morgan Stanley Dean Witter Intermediate Income Securities
33      Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
34      Morgan Stanley Dean Witter International SmallCap Fund
35      Morgan Stanley Dean Witter Japan Fund
36      Morgan Stanley Dean Witter Limited Term Municipal Trust
37      Morgan Stanley Dean Witter Liquid Asset Fund Inc.
38      Morgan Stanley Dean Witter Market Leader Trust
39      Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
40      Morgan Stanley Dean Witter Mid-Cap Growth Fund
41      Morgan Stanley Dean Witter Multi-State Municipal Series Trust
42      Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
43      Morgan Stanley Dean Witter New York Municipal Money Market Trust
44      Morgan Stanley Dean Witter New York Tax-Free Income Fund
45      Morgan Stanley Dean Witter Growth Fund Inc.
46      Morgan Stanley Dean Witter Precious Metals and Trust
47      Dean Witter Retirement Series
48      Morgan Stanley Dean Witter Dimensions Investment Series
49      Morgan Stanley Dean Witter Select Reinvestment Fund
50      Morgan Stanley Dean Witter Short-Term Bond Fund
51      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
52      Morgan Stanley Dean Witter Special Value Fund
53      Morgan Stanley Dean Witter S&P 500 Index Fund
54      Morgan Stanley Dean Witter Strategist Fund
55      Morgan Stanley Dean Witter-Exempt Securities Trust
56      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
57      Morgan Stanley Dean Witter U.S. Government Money Market Trust
58      Morgan Stanley Dean Witter U.S. Government Securities Trust
59      Morgan Stanley Dean Witter Utilities Fund
60      Morgan Stanley Dean Witter Value-Added Market Series
61      Morgan Stanley Dean Witter Variable Investment Series
62      Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS
1       InterCapital California Insured Municipal Income Trust
2       InterCapital California Quality Municipal Securities
3       Dean Witter Government Income Trust
4       High Income Advantage Trust
5       High Income Advantage Trust II
6       High Income Advantage Trust III
7       InterCapital Income Securities Inc.
8       InterCapital Insured California Municipal Securities

                                4

9       InterCapital Insured Municipal Bond Trust
10      InterCapital Insured Municipal Income Trust
11      InterCapital Insured Municipal Securities
12      InterCapital Insured Municipal Trust
13      Municipal Income Opportunities Trust
14      Municipal Income Opportunities Trust II
15      Municipal Income Opportunities Trust III
16      Municipal Income Trust
17      Municipal Income Trust II
18      Municipal Income Trust III
19      Municipal Premium Income Trust
20      InterCapital New York Quality Municipal Securities
21      Morgan Stanley Dean Witter Prime Income Trust
22      InterCapital Quality Municipal Income Trust
23      InterCapital Quality Municipal Investment Trust
24      InterCapital Quality Municipal Securities



   In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):



 OPEN-END FUNDS
1      TCW/DW Emerging Markets Opportunities Trust
2      TCW/DW Global Telecom Trust
3      TCW/DW Income and Growth Fund
4      TCW/DW Latin American Growth Fund
5      TCW/DW Mid-Cap Equity Trust
6      TCW/DW North American Government Income Trust
7      TCW/DW Small Cap Growth Fund
8      TCW/DW Total Return Trust

CLOSED-END FUNDS

1      TCW/DW Term Trust 2000
2      TCW/DW Term Trust 2002
3      TCW/DW Term Trust 2003



   MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to provide its administrative services under the Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), the Distributor of the Fund's shares (see "The Distributor"), will be paid by the Fund. Such expenses include, but are not limited to: fees pursuant to the Fund's Plan of Distribution; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the net assets of the Fund, determined as of the close of each business day. For the fiscal years ended May 31, 1996, May 31, 1997 and 1998, the Fund accrued to the Investment Manager total compensation under the Agreement in the amounts of $970,394, $902,158 and $841,955, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $135,000 incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses.

   The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanely Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue from year to year thereafter, provided such continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


   The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of DWR. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use or, at any time, permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the investment management contract between MSDW Advisors and the Fund is terminated, or if the affiliation between MSDW Advisors and its parent is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.


TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the 86 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds are shown below:



 NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (57)                            Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation              the Morgan Stanley Dean Witter Funds; formerly President and
7887 N. Federal Highway                       Chief Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                           1991-July, 1995); formerly variously Chairman and Chief
                                              Executive Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of Sears, Roebuck
                                              and Co.; Director of Eaglemark Financial Services, Inc., the
                                              and Weirton Steel Corporation.

Charles A. Fiumefreddo* (65)                  Chairman, Director or Trustee, President and Chief Executive
Chairman, President,                          Officer of the Morgan Stanley Dean Witter Funds; Chairman,
Chief Executive Officer                       Chief Executive Officer and Trustee of the TCW/DW Funds; formerly
and Trustee                                   Chairman, Chief Executive Officer and Director of MSDW Advisors,
Two World Trade Center                        MSDW Distributors and MSDW Services, Executive Vice President
New York, New York                            and Director of Dean Witter Reynolds Inc. ("DWR"), Chairman
                                              and Director of Morgan Stanley Trust FSB ("MSDW Trust"), and
                                              Director and/or officer of various MSDW subsidiaries (until
                                              June, 1998).

                                7

NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Edwin J. Garn (65)                            Director or Trustee of the Morgan Stanley Dean Witter Funds;
Trustee                                       formerly United States Senator (R-Utah)(1974-1992) and
c/o Huntsman Corporation                      Chairman, Senate Banking Committee (1980-1986); formerly Mayor 500
Huntsman Way                                  of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                          Shuttle Discovery (April 12-19, 1985); Vice Chairman, Corporation (since January,
                                              1993); Director of Franklin Covey (time management systems), John
                                              Alden Financial Corp. (health insurance), United States
                                              Alliance (joint venture between Lockheed Martin and the Boeing
                                              Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

John R. Haire (73)                            Chairman of the Audit Committee and Director or Trustee of
Trustee                                       each of the Morgan Stanley Dean Witter Funds; Chairman of
Two World Trade Center                        the Audit Committee and Trustee of the TCW/DW Funds; formerly
New York, New York                            Chairman of the Independent Directors or Trustees of the Morgan
                                              Stanley Dean Witter Funds and the TCW/DW Funds (until June, 1998);
                                              formerly President, Council for Aid to Education (1978-1989), and
                                              Chairman and Chief Executive Officer of Anchor Corporation, an
                                              Investment Adviser (1964-1978).

Wayne E. Hedien (64)                          Retired; Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                       Funds, Director of the PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                    insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                        of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees           Companies (1966-1994), most as Chairman of The Allstate
114 West 47th Street Corporation              (March, -December, 1994) and Chairman and
New York, New York                            Chief Executive of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July, 1989-December, 1994); director of various other business and haritable organizations.

Dr. Manuel H. Johnson (49)                    Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                       firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.         (G7C), an international economic commission; Director or
1133 Connecticut Avenue, N.W.                 Trustee of the Morgan Stanley Dean Witter Funds; Trustee of
Washington, D.C.                              the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); and NVR,
                                              Inc. (home construction); Chairman and Trustee of the Financial
                                              Accounting Foundation (oversight organization for the
                                              Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S. Treasury
                                              (1982-1986).

                                8

NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael E. Nugent (62)                        General Partner, Triumph Capital, L.P., a private partnership;
Trustee                                       Director or Trustee of the Morgan Stanley Dean Witter Funds;
c/o Triumph Capital, L.P.                     Trustee of the TCW/DW Funds; formerly Vice President, Bankers
237 Park Avenue                               Trust Company and BT Capital Corporation (1984-1988); director
New York, New York                            of various business organizations.

Philip J. Purcell* (54)                       Chairman of the Board of Directors and Chief Executive Officer
Trustee                                       of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW
1585 Broadway                                 Distributors; Director or Trustee of the Morgan Stanley Dean
New York, New York                            Witter Funds; Director and/or officer of various MSDW
                                              subsidiaries.

John L. Schroeder (67)                        Retired; Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                       Funds; Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                    Utilities Company; formerly Executive Vice President and Chief
 Weitzen Shalov & Wein                        Investment Officer of the Home Insurance Company (August,
Counsel to the Independent Trustees           1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43)                               Senior Vice President (since March, 1997) and Secretary and
Vice President,                               General Counsel (since February, 1997) and Director (since
Secretary and General Counsel                 July, 1998) of MSDW Advisors and MSDW Services; Senior Vice
Two World Trade Center                        President (since March, 1997) and Assistant Secretary and
New York, New York                            Assistant General Counsel (since February, 1997) of MSDW
                                              Distributors; Assistant Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the Morgan Stanley
                                              Dean Witter Funds and the TCW/DW Fnds (since February, 1997);
                                              previously First Vice President (June, 1993-February, 1997), Vice
                                              President (until June, 1993) and Assistant Secretary and Assistant
                                              General Counsel of MSDW Advisors  and MSDW Services and Assistant
                                              Secretary of the Morgan Stanley Dean Witter Funds and TCW/DW
                                              Funds.

Rajesh K. Gupta (38)                          Senior Vice President of MSDW Advisors; Vice President of
Vice President                                various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (52)                         First Vice President and Assistant Treasurer of MSDW Advisors
Treasurer                                     and MSDW Services; Treasurer of the Morgan Stanley Dean Witter
Two World Trade Center                        Funds and the TCW/DW Funds.
New York, New York



------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, and Peter M. Avelar, James F. Willison and Jonathan R. Page, Senior Vice Presidents of MSDW Advisors, are Vice Presidents of the Fund, and Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Frank Bruttomesso, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a staff attorney with MSDW Advisors, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 132 portfolios. As of June 30, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

   The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls.

   Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended May 31, 1998.

                              FUND COMPENSATION



                               AGGREGATE
    NAME OF INDEPENDENT       COMPENSATION
TRUSTEE                      FROM THE FUND
--------------------------  ---------------
Michael Bozic .............      $1,650
Edwin J. Garn .............      $1,800
John R. Haire .............      $3,650
Wayne E. Hedien ...........      $1,332
Dr. Manuel H. Johnson  ....      $1,750
Michael E. Nugent .........      $1,800
John L. Schroeder..........      $1,800



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson,

Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.

   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                           FOR SERVICE AS
                                                            CHAIRMAN OF
                          FOR SERVICE                       INDEPENDENT      FOR SERVICE AS      TOTAL CASH
                         AS DIRECTOR OR                      DIRECTORS/       CHAIRMAN OF       COMPENSATION
                          TRUSTEE AND     FOR SERVICE AS    TRUSTEES AND      INDEPENDENT     FOR SERVICES TO
                           COMMITTEE       TRUSTEE AND         AUDIT            TRUSTEES     84 MORGAN STANLEY
                          MEMBER OF 84      COMMITTEE     COMMITTEES OF 84     AND AUDIT        DEAN WITTER
NAME OF                  MORGAN STANLEY    MEMBER OF 14    MORGAN STANLEY   COMMITTEES OF 14    FUNDS AND 14
INDEPENDENT TRUSTEE    DEAN WITTER FUNDS   TCW/DW FUNDS  DEAN WITTER FUNDS    TCW/DW FUNDS      TCW/DW FUNDS
---------------------  ----------------- --------------  ----------------- ----------------  -----------------
Michael Bozic ........      $133,602            --               --                --             $133,602
Edwin J. Garn ........       149,702            --               --                --              149,702
John R. Haire ........       149,702         $73,725          $157,463          $25,350            406,240
Wayne E. Hedien ......        39,010            --               --                --               39,010
Dr. Manuel H. Johnson        145,702          71,125             --                --              216,827
Michael E. Nugent  ...       149,702          73,725             --                --              223,427
John L. Schroeder ....       149,702          73,725             --                --              223,427



   As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended May 31, 1998 and by the 57 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of May 31, 1997 and from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.



(1) An Eligible Trustee may elect alternate payments of his her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                                       ESTIMATED ANNUAL
                                                               RETIREMENT BENEFITS         BENEFITS
                                 FOR ALL ADOPTING FUNDS        ACCRUED AS EXPENSES    UPON RETIREMENT(2)
                            -------------------------------- ----------------------- --------------------
                               ESTIMATED
                                CREDITED
                                 YEARS          ESTIMATED
                             OF SERVICE AT    PERCENTAGE OF               BY ALL       FROM     FROM ALL
    NAME OF INDEPENDENT        RETIREMENT       ELIGIBLE      BY THE     ADOPTING       THE     ADOPTING
TRUSTEE                       (MAXIMUM 10)    COMPENSATION     FUND        FUNDS       FUND      FUNDS
--------------------------  --------------- ---------------  -------- -------------  -------- ----------
Michael Bozic .............        10             58.82%       $ 391     $ 20,499     $1,029    $ 55,026
Edwin J. Garn .............        10             58.82        $ 662       30,878     $1,029      55,026
John R. Haire .............        10             58.82        $(111)     (19,823)(3) $2,418     132,002
Wayne E. Hedien............         9             50.00        $ 327            0     $  875      46,772
Dr. Manuel H. Johnson  ....        10             58.82        $ 262       12,832     $1,029      55,026
Michael E. Nugent .........        10             58.82        $ 496       22,546     $1,029      55,026
John L. Schroeder..........         8             49.02        $ 769       39,350     $  861      46,123



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------


   As stated in the Prospectus, the Fund will invest all of its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.

   U.S. Treasury securities presently consist of U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

   Zero Coupon Treasury Securities. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. For a discussion of the tax treatment of zero coupon Treasury securities. See "Dividends, Distributions and Taxes."

   In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury Securities which have been stripped by the Federal Reserve Bank.

   When-Issued and Delayed Delivery Securities and Firm Commitments. From time to time, in the ordinary course of business, the Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Treasury securities on a firm commitment basis. For example, the Fund may wish to purchase U.S. Treasury notes and bonds sold at periodic U.S. Treasury auctions prior to their issuance ("when-issued"). When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or firm commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or firm commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio (U.S. Treasury) securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or firm commitment basis.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as defined in the Act. Majority is defined in the Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     These restrictions provide that the Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds, municipal bonds or industrial revenue bonds;

     3. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. Borrowings in excess of 5% will be repaid before additional investments are made;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets, but only to secure borrowings for temporary or emergency purposes;

     5. Sell securities short or purchase securities on margin;

     6. Write or purchase put or call options;

     7. Underwrite the securities of other issuers or purchase restricted securities;

     8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts or oil and gas interests;

     9. Make loans to others except through the purchase of qualified debt obligations in accordance with the Fund's investment objectives and policies;

     10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) borrowing money in accordance with restrictions described above or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis;

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or plan of reorganization.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

   If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not constitute a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. During the fiscal years ended May 31, 1996, May 31, 1997 and May 31, 1998, the Fund did not pay any brokerage commissions.

   The Investment Manager currently serves as investment manager or advisor to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such a manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   During the fiscal year ended May 31, 1998, the Fund paid no brokerage commissions in connection with transactions to brokers because of research services provided.


   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Treasury securities. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other brokers and dealers that are affiliates of the Investment Manager. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended May 31, 1996, May 31, 1997 and May 31, 1998, the Fund did not pay any brokerage commissions to DWR.

   Portfolio turnover rate is defined as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. However, because of the short-term nature of the Fund's portfolio securities, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial. Nevertheless, as brokerage commissions are not normally charged on purchases and sales of such securities, the large number of these transactions does not have an adverse effect upon the net yield and net asset value of the shares of the Fund. For the fiscal years ended May 31, 1996, 1997 and 1998, the Fund's portfolio turnover rates were 63%, 149%, and 95% respectively.


THE DISTRIBUTOR
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") and are offered for sale to the public on a continuous basis at an offering price equal to the net asset value per share next determined following a receipt of an order. The Distributor has entered into a Selected Dealer Agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. As part of an internal reorganization that took place in December, 1992, the Distributor assumed the investment company share distribution activities previously performed by DWR. The current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund was approved by the Board of Trustees, including all of the Independent Trustees, on April 24, 1997. By its terms, the current Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Trustees. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to the Fund's prior Distribution Agreement except for its dates of effectiveness and termination.

   The Distributor has agreed to pay certain expenses of the offering of the Fund's shares, including the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund will bear the costs of initial typesetting, printing and distribution to shareholders. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

PLAN OF DISTRIBUTION

   As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities in connection with the distribution of shares of the Fund are reimbursed. The Plan was initially approved by the Trustees of the Fund on July 18, 1991, by DWR, the then sole shareholder of the Fund on July 19, 1991, and by the Fund's shareholders at a Special Meeting of Shareholders on October 14, 1992. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their votes interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In determining to approve the Plan, the Trustees, including the Independent Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

   The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Fund, including personal services to shareholders and maintenance of shareholder accounts, except for expenses that the Trustees determine to reimburse, as described below. The Distributor, DWR, its affiliates and any other selected broker-dealer may be reimbursed for the following expenses and services under the Plan: (1) compensation to and expenses of account executives and other employees of DWR, its affiliates and other selected broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares and in servicing shareholder accounts. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.35 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to account executives may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the

Distributor is a member). Such portion of the fee is a payment made for personal service and/or maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined by the aforementioned Rules of the Association.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization, the share distribution and shareholder service activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses, including personal services to shareholders and maintenance of shareholder accounts. At their meeting held on April 28, 1993, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on July 23, 1997, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved amendments to the Plan to change the provisions regarding quarterly budgets.


   DWR's Financial Advisors are credited with an annual residual commission, currently a residual of up to 0.35% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by DWR to its Financial Advisors and expenses of DWR associated with the sale and promotion of Fund shares and the servicing of shareholders' accounts, including the expenses of operating branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts. The portion of the annual residual commission allocated to servicing of shareholders' accounts does not exceed 0.25% of the average annual net asset value of shares sold by the Financial Advisor.


   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


   The Fund accrued $827,872 to DWR and the Distributor pursuant to the Plan for the fiscal year ended May 31, 1998, amounting to an annual rate of 0.35 of 1% of the Fund's average daily net assets for the fiscal year. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising--$-0-; (ii) printing and mailing prospectuses to other than current shareholders--$-0-; (iii) compensation to underwriters--$-0-; (iv) compensation to dealers--$-0-; (v) compensation to sales personnel--$-0-; and (vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel (including compensation for servicing shareholder accounts) and associated overhead expenses--$827,872.

   The Plan had an initial term ending April 30, 1993 and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Board of Trustees, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 30, 1998. Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the

Independent Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Trust (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent 12b-1 Trustees.


   Under the Plan the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services, DWR or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


DETERMINATION OF NET ASSET VALUE


   As discussed in the Prospectus, the net asset value per share of the Fund is determined at 4:00 p.m., New York time, on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Shareholder Investment Account. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent"), in full and fractional shares of the Fund (rounded to the nearest 1/100 of a share). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the pre-designated bank account method, Systematic Withdrawal Plan or check writing privilege of withdrawing cash from their accounts. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a written confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund at the net asset value per share as of the close of business on the record date. An investor may terminate such agency at any time and may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. Such request must be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer and will be forwarded to the shareholders upon receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Investment of Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value (without sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.


   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, directly to the Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

   EasyInvest (Service Mark) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other or other selected broker-dealer representative or the Transfer Agent.

   Targeted Dividends (Service Mark) . In states where it is legally permissible to do so, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Short Term U.S. Treasury Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.


   Systematic Withdrawal Plan. As discussed in the Prospectus, a withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. The shareholder's signature on such notification must be guaranteed in the manner described above. The shareholder may also terminate the Systematic Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Systematic Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. The Systematic Withdrawal Plan is not available for shares held in an Exchange Privilege Account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus under the caption "Exchange Privilege," an Exchange Privilege exists whereby investors who have purchased shares of any of the Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days, to redeem all or part of their shares in that fund, have the proceeds invested in shares of the Fund, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term Bond Fund, and in shares of five money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, Morgan Stanley Dean Witter New York Municipal Money Market Trust, or Morgan Stanley Dean Witter U.S. Government Money Market Trust (these eight funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of any Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into the Exchange Fund on or after April 23, 1990, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Morgan Stanley Dean Witter Multi-Class Fund Prospectus under the caption "Purchase of Fund Shares" and in the Global Short-Term Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Shares of the Fund acquired pursuant to the Exchange Privilege will be held by the Fund's Transfer Agent in an Exchange Privilege account distinct from any account of the same shareholder who may have acquired shares of the Fund directly. A shareholder of the Fund will not be permitted to make additional investments in such Exchange Privilege account, except through the exchange of additional shares of the fund in which the shareholder had initially invested, and the proceeds of any shares redeemed from such Exchange Privilege account may not thereafter be placed back into that Exchange Privilege account, except by utilizing the Reinstatement Privilege (see "Redemptions and Repurchases--Reinstatement Privilege"). If such a shareholder desires to make any additional investments in the Fund, a separate account will be maintained for receipt of such investments. The Fund will have additional costs for account maintenance if a shareholder has more than one account with the Fund.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for the Fund (although the Fund, in its discretion, may accept initial investments of as low as $5,000) and $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, and Morgan Stanley Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of the Fund or of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Morgan Stanley Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e), if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund may be redeemed at net asset value on any day the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements discussed in the Prospectus. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared.

   A check drawn by a shareholder against his or her other account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

   The Prospectus describes redemption procedures by check, telephone or wire instructions with payment to a predesignated bank account, or by mail.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be ordinarily made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent).

   Involuntary Redemption. As discussed in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholders whose shares have a value of less than $1,000 or such lesser amounts as may be fixed by the Trustees. However, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of its shares is less than $1,000 and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of the account to $1,000 or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. If however, any such capital gains are retained, the Fund will pay federal income tax thereon. In such a case, shareholders will have to include such retained gains in their income but will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. The Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of the 4% excise tax.


   Shareholders will normally have to pay federal income taxes on the dividends and capital gains distributions they receive from the Fund. Such dividends and distributions derived from net investment income or short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of how long a shareholder has held the Fund's shares and whether the shareholder receives such dividends or distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Treasury Department intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax rate on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than 12 months to more than 18 months. However, the IRS Restructuring and Reform Act of 1998 reduces the holding period requirement for the lower capital gain rate to mature 12 more than for transactions occurring after January 1, 1998. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than 5 years and that are acquired after December 31, 2000 is 18%.


   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Trust realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   State and Local Taxes. The Fund intends to invest only in the obligations of the U.S. Government that provide interest income exempt from most state and local taxes. Because all States presently allow the pass-through of federal obligation interest derived from specific federal obligations, it is anticipated that substantially all of the interest income generated by the Fund and paid out to shareholders as net investment income will be exempt from the taxation of most state and local jurisdictions. Such investment income, however, will not be exempt from federal tax. Furthermore, any capital gains realized by the Fund will not be exempt from federal, and generally, state and local taxes. It should be noted that although the Fund intends to invest only in securities the pass-through income from which is believed exempt from state and local income taxes, except as noted above, it is possible that a state or local taxing authority may seek to tax an investor on a portion of the interest income of a particular government obligation held by the Fund.

   Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The Fund's yield for the 30-day period ended May 31, 1998 was 4.87%.


   The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


   The average annual total returns for the Fund for the fiscal year ended May 31, 1998 and for the five year period ended May 31, 1998, and for the period August 13, 1991 (commencement of operations) through May 31, 1998 were 6.68%, 4.55% and 5.30%, respectively.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The Fund's total returns for the year ended May 31, 1998, for the five year period ended May 31, 1998, and for the period August 13, 1991 (commencement of operations) through May 31, 1998 were 6.68%, 24.90% and 42.05% respectively.

   The Fund may also advertise the growth of a hypothetical investment of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $14,205, $71,025 and $142,050, respectively, at May 31, 1998.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any Fund cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such amounts may, at times, be substantial.


   Morgan Stanley Dean Witter Trust FSB, ("MSDW Trust") Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Trust's shares and Dividend Disbursing Agent for payment of dividends and distributions on Trust shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager, and of Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------


   PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on May 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the Information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

PORTFOLIO OF INVESTMENTS May 31, 1998



  PRINCIPAL                             DESCRIPTION
  AMOUNT IN                                 AND                                COUPON
  THOUSANDS                            MATURITY DATE                            RATE       VALUE
----------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (99.3%)
             U.S. Treasury Notes (82.3%)
    $1,900   03/31/00 ........................................................  5.50 %    $1,898,613
       400   02/28/01 ........................................................  5.625        400,684
     3,300   11/15/00 ........................................................  5.75       3,314,520
    12,600   10/31/02 ........................................................  5.75      12,667,536
    19,000   11/30/02 ........................................................  5.75      19,100,320
       800   09/30/98 ........................................................  6.00         801,704
     9,400   06/30/99 ........................................................  6.00       9,450,102
    14,700   07/31/02 ........................................................  6.00      14,911,386
    26,930   09/30/00 ........................................................  6.125     27,264,471
    17,100   12/31/01 ........................................................  6.125     17,387,793
     1,750   07/31/98 ........................................................  6.25       1,753,377
     1,000   03/31/99 ........................................................  6.25       1,006,060
    13,500   04/30/01 ........................................................  6.25      13,742,055
    18,000   10/31/01 ........................................................  6.25      18,361,800
     3,500   02/28/02 ........................................................  6.25       3,574,970
     2,200   06/30/02 ........................................................  6.25       2,250,072
    10,000   05/15/99 ........................................................  6.375     10,074,900
     1,600   01/15/00 ........................................................  6.375      1,619,824
     8,000   04/30/00 ........................................................  6.75       8,171,040
    20,000   02/29/00 ........................................................  7.125     20,513,400
    10,000   07/15/98 ........................................................  8.25      10,038,500
                                                                                       -------------
                                                                                         198,303,127
                                                                                       -------------
             U.S. Treasury Strips (17.0%)
    25,600   05/15/99 (Coupon) ...............................................  0.00      24,302,080
     1,100   08/15/00 (Principal) ............................................  0.00         974,897
     6,100   11/15/01 (Principal) ............................................  0.00       5,041,345
    13,000   02/15/02 (Principal) ............................................  0.00      10,605,920
                                                                                       -------------
                                                                                          40,924,242
                                                                                       -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $236,713,024)(a) ...............................  99.3%    239,227,369
             OTHER ASSETS IN EXCESS OF LIABLITIES  ...........................  0.7        1,797,171
                                                                              -------- -------------
             NET ASSETS ...................................................... 100.0%   $241,024,540
                                                                              ======== =============


------------
(a)
       The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,558,734 and the aggregate gross unrealized depreciation is $1,044,389, resulting in net unrealized appreciation of $2,514,345.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998



 ASSETS:
Investments in securities, at value
 (identified cost $236,713,024) .........    $239,227,369
Receivable for:
  Interest...............................       3,022,057
  Shares of beneficial interest sold  ...       2,331,376
Prepaid expenses and other assets  ......          37,843
                                          --------------
  TOTAL ASSETS ..........................     244,618,645
                                          --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest
   repurchased...........................       3,208,007
  Plan of distribution fee ..............          71,331
  Investment management fee .............          71,331
  Dividends to shareholders .............          70,555
Accrued expenses and other payables  ....         172,881
                                          ---------------
  TOTAL LIABILITIES .....................       3,594,105
                                          ---------------
  NET ASSETS ............................    $241,024,540
                                          ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................    $256,769,712
Net unrealized appreciation .............       2,514,345
Accumulated undistributed net investment
 income..................................         205,261
Accumulated net realized loss ...........     (18,464,778)
                                          ---------------
  NET ASSETS ............................    $241,024,540
                                          ===============
NET ASSET VALUE PER SHARE,
 24,192,405 shares outstanding
  (unlimited shares authorized of $.01
  par value).............................    $       9.96
                                          ===============



STATEMENT OF OPERATIONS
For the year ended May 31, 1998



 NET INVESTMENT INCOME:
INTEREST INCOME .......................    $14,715,707
                                        --------------
EXPENSES
Investment management fee..............        841,955
Plan of distribution fee ..............        827,872
Transfer agent fees and expenses ......        113,907
Registration fees .....................         64,175
Professional fees .....................         44,016
Shareholder reports and notices  ......         40,837
Trustees' fees and expenses............         16,417
Custodian fees ........................          8,333
Other .................................         12,948
                                        --------------
  TOTAL EXPENSES ......................      1,970,460
                                        --------------
  NET INVESTMENT INCOME ...............     12,745,247
                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .....................       (250,683)
Net change in unrealized depreciation        3,306,205
                                        --------------
  NET GAIN ............................      3,055,522
                                        --------------
NET INCREASE ..........................    $15,800,769
                                        ==============



                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                        FOR THE YEAR    FOR THE YEAR
                                                            ENDED          ENDED
                                                        MAY 31, 1998    MAY 31, 1997
-----------------------------------------------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................  $ 12,745,247    $ 13,978,300
Net realized loss ....................................      (250,683)       (293,887)
Net change in unrealized depreciation.................     3,306,205         112,927
                                                       -------------- --------------
  NET INCREASE .......................................    15,800,769      13,797,340
Dividends from net investment income..................   (12,934,573)    (13,860,110)
Net increase (decrease) from transactions in shares
 of beneficial interest...............................     7,891,155     (28,307,309)
                                                       -------------- --------------
  NET INCREASE (DECREASE) ............................    10,757,351     (28,370,079)
NET ASSETS:
Beginning of period...................................   230,267,189     258,637,268
                                                       -------------- --------------
  END OF PERIOD
  (Including undistributed net investment income of
  $205,261 and $394,587, respectively) ...............  $241,024,540    $230,267,189
                                                       ============== ==============







                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

Effective June 22, 1998, the following entities have changed their name:



 OLD NAME                                       NEW NAME
----------------------------------------------  ------------------------------------------------------------
Dean Witter Short-Term U.S. Treasury Trust      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
Dean Witter InterCapital Inc.                   Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Distributors Inc.                   Morgan Stanley Dean Witter Distributors Inc.



The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS-- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities.
Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


C. FEDERAL INCOME TAX STATUS-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


following activities and services may be provided by the Distributor under the
Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 1998, the distribution fee was accrued at the annual rate of 0.34%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended May 31, 1998 aggregated $211,152,327 and $219,696,301, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $4,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,990. At May 31, 1998, the Fund had an accrued pension liability of $38,431 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                     FOR THE YEAR                    FOR THE YEAR
                                                         ENDED                           ENDED
                                                     MAY 31, 1998                    MAY 31, 1997
                                            ------------------------------- -------------------------------
                                                SHARES          AMOUNT          SHARES          AMOUNT
                                            -------------- ---------------  -------------- ---------------
Shares sold ...............................    28,646,260    $ 285,059,941     25,650,127    $ 253,738,691
Shares issued in reinvestment of
 dividends.................................     1,058,231       10,524,484      1,132,124       11,170,571
                                            -------------- ---------------  -------------- ---------------
                                               29,704,491      295,584,425     26,782,251      264,909,262
Shares repurchased ........................   (28,891,924)    (287,693,270)   (29,680,876)    (293,216,571)
                                            -------------- ---------------  -------------- ---------------
Net increase (decrease) ...................       812,567    $   7,891,155     (2,898,625)   $ (28,307,309)
                                            ============== ===============  ============== ===============



6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $18,356,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:



        AMOUNT IN THOUSANDS
----------------------------------
   2003      2004     2005   2006
---------  -------- ------  ------
 $11,507    $6,271    $333   $245
=========  ======== ======  ======



Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $108,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                               FOR THE YEAR ENDED MAY 31
                                          -----------------------------------------------------------------
                                               1998        1997         1996          1995         1994          1993
----------------------------------------  ------------ ------------  ------------ ------------  ------------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...    $ 9.85        $ 9.84       $ 9.98        $ 9.88       $10.34        $10.21
                                          ------------ ------------  ------------ ------------  ------------ ------------
Net investment income ...................      0.53          0.54         0.54          0.49         0.49          0.54
Net realized and unrealized gain (loss)        0.11          --          (0.14)         0.10        (0.45)         0.13
                                          ------------ ------------  ------------ ------------  ------------ ------------
Total from investment operations  .......      0.64          0.54         0.40          0.59         0.04          0.67
                                          ------------ ------------  ------------ ------------  ------------ ------------
Less dividends and distributions from:
 Net investment income ..................     (0.53)        (0.53)       (0.54)        (0.49)       (0.50)        (0.53)
 Net realized gain.......................      --            --           --            --           --           (0.01)
                                          ------------ ------------  ------------ ------------  ------------ ------------
Total dividends and distributions  ......     (0.53)        (0.53)       (0.54)        (0.49)       (0.50)        (0.54)
                                          ------------ ------------  ------------ ------------  ------------ ------------
Net asset value, end of period ..........    $ 9.96        $ 9.85       $ 9.84        $ 9.98       $ 9.88        $10.34
                                          ============ ============  ============ ============  ============ ============
TOTAL INVESTMENT RETURN+ ................      6.68%         5.63%        4.09%         6.22%        0.25%         6.75%
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................      0.82%         0.83%        0.84%         0.84%        0.79%         0.80%
Net investment income ...................      5.30%         5.42%        5.33%         4.93%        4.74%         5.18%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .  $241,025      $230,267     $258,637      $273,184     $516,017      $584,206
Portfolio turnover rate .................        95%          149%          63%           30%          49%           21%






                                            FOR  THE PERIOD
                                           AUGUST 13, 1991*
                                               THROUGH
                                              MAY 31, 1992
----------------------------------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...  $10.00
                                          ---------
Net investment income ...................    0.44
Net realized and unrealized gain (loss)      0.20
                                          ---------
Total from investment operations  .......    0.64
                                          --------
Less dividends and distributions from:
 Net investment income ..................   (0.43)
 Net realized gain.......................      --
                                          --------
Total dividends and distributions  ......   (0.43)
                                          --------
Net asset value, end of period ..........  $10.21
                                          ========
TOTAL INVESTMENT RETURN+ ................    6.55%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................    0.79%(2)(3)
Net investment income ...................    5.49%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands . $523,555
Portfolio turnover rate .................       12%(1)





------------
*     Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Trustees
of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund"), formerly Dean Witter Short-Term U.S. Treasury Trust, at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period August 13, 1991 (commencement of operations) through May 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1998

           MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

    (a)  Financial Statements

          (1) Financial statements and schedules, included in Prospectus (Part A): Page in
                        Prospectus
                        ----------

          Financial highlights for the period August 13, 1991 through May 31, 1992 and for the fiscal years ended May 31, 1993, 1994, 1995, 1996,
          1997 and 1998........................................................4

          (2) Financial statements included in the Statement of Additional Information (Part B):
                           Page in
                           SAI

          Portfolio of Investments at May 31, 1998............................29

          Statement of Assets and Liabilities at May 31, 1998.................30

          Statement of Operations for the year ended May 31, 1998.............30

          Statement of Changes in Net Assets for the fiscal years ended May 31,
          1997 and 1998.......................................................31

          Notes to Financial Statements.......................................32

          Financial highlights for the period August 13, 1991 through May 31, 1992 and for the fiscal years ended May 31, 1993, 1994, 1995, 1996,
          1997 and 1998 ......................................................36

          (3) Financial statements included in Part C:

            None

    (b) Exhibits:

1  --  Amendment to the Declaration of Trust dated June 22, 1998

2  --  By-Laws of the Registrant, Amended and Restated as of October 23, 1997

5  --  Form of Investment Management Agreement between the Registrant and
       Morgan Stanley Dean Witter Advisors Inc.

8 -- Form of Amended and Restated Transfer Agency and Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan
       Stanley Dean Witter Trust FSB

9  --  Form of Services Agreement between Morgan Stanley Dean Witter Advisors
       Inc. and Morgan Stanley Dean Witter Services Company Inc.

   11  --  Consent of Independent Accountants

   16  --  Schedules for Computation of Performance Quotations

   27  --  Financial Data Schedule

Other  --  Power of Attorney

----------
        All other exhibits were previously filed via EDGAR and are incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
       None

Item 26.  Number of Holders of Securities.
          --------------------------------

            (1)                                    (2)
                                          Number of Record Holders
     Title of Class                          at June 30, 1998
     --------------                          ----------------
Shares of Beneficial Interest                    6,843

Item 27.    Indemnification

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

            Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.


            The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

            Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Advisor

            See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

            The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:



Closed-End Investment Companies
-------------------------------
(1)          Dean Witter Government Income Trust
(2)          High Income Advantage Trust
(3)          High Income Advantage Trust II
(4)          High Income Advantage Trust III
(5)          InterCapital California Insured Municipal Income Trust
(6)          InterCapital California Quality Municipal Securities
(7)          InterCapital Income Securities Inc.
(8)          InterCapital Insured California Municipal Securities
(9)          InterCapital Insured Municipal Bond Trust
(10)         InterCapital Insured Municipal Income Trust
(11)         InterCapital Insured Municipal Securities
(12)         InterCapital Insured Municipal Trust
(13)         InterCapital New York Quality Municipal Securities
(14)         InterCapital Quality Municipal Income Trust
(15)         InterCapital Quality Municipal Investment Trust
(16)         InterCapital Quality Municipal Securities
(17)         Municipal Income Opportunities Trust


(18)         Municipal Income Opportunities Trust II
(19)         Municipal Income Opportunities Trust III
(20)         Municipal Income Trust
(21)         Municipal Income Trust II
(22)         Municipal Income Trust III
(23)         Municipal Premium Income Trust
(24)         Morgan Stanley Dean Witter Prime Income Trust

Open-end Investment Companies
-----------------------------
(1)          Active Assets California Tax-Free Trust
(2)          Active Assets Government Securities Trust
(3)          Active Assets Money Trust
(4)          Active Assets Tax-Free Trust
(5)          Dean Witter Global Asset Allocation Fund
(6)          Dean Witter Retirement Series
(7)          Morgan Stanley Dean Witter American Value Fund
(8)          Morgan Stanley Dean Witter Balanced Growth Fund
(9)          Morgan Stanley Dean Witter Balanced Income Fund
(10)         Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11)         Morgan Stanley Dean Witter California Tax-Free Income Fund
(12)         Morgan Stanley Dean Witter Capital Appreciation Fund
(13)         Morgan Stanley Dean Witter Capital Growth Securities
(14)         Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(15)         Morgan Stanley Dean Witter Convertible Securities Trust
(16)         Morgan Stanley Dean Witter Developing Growth Securities Trust
(17)         Morgan Stanley Dean Witter Diversified Income Trust
(18)         Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(19)         Morgan Stanley Dean Witter Equity Fund
(20)         Morgan Stanley Dean Witter European Growth Fund Inc.
(21)         Morgan Stanley Dean Witter Federal Securities Trust
(22)         Morgan Stanley Dean Witter Financial Services Trust
(23)         Morgan Stanley Dean Witter Fund of Funds
(24)         Morgan Stanley Dean Witter Global Dividend Growth Securities
(25)         Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(26)         Morgan Stanley Dean Witter Global Utilities Fund
(27)         Morgan Stanley Dean Witter Growth Fund
(28)         Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)         Morgan Stanley Dean Witter Health Sciences Trust
(30)         Morgan Stanley Dean Witter High Yield Securities Inc.
(31)         Morgan Stanley Dean Witter Income Builder Fund
(32)         Morgan Stanley Dean Witter Information Fund
(33)         Morgan Stanley Dean Witter Intermediate Income Securities
(34)         Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(35)         Morgan Stanley Dean Witter International SmallCap Fund
(36)         Morgan Stanley Dean Witter Japan Fund
(37)         Morgan Stanley Dean Witter Limited Term Municipal Trust
(38)         Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(39)         Morgan Stanley Dean Witter Market Leader Trust
(40)         Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(41)         Morgan Stanley Dean Witter Mid-Cap Growth Fund
(42)         Morgan Stanley Dean Witter Multi-State Municipal Series Trust



(43)         Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44)         Morgan Stanley Dean Witter New York Municipal Money Market Trust
(45)         Morgan Stanley Dean Witter New York Tax-Free Income Fund
(46)         Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47)         Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48)         Morgan Stanley Dean Witter S&P 500 Index Fund
(49)         Morgan Stanley Dean Witter Select Dimensions Investment Series
(50)         Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(51)         Morgan Stanley Dean Witter Short-Term Bond Fund
(52)         Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(53)         Morgan Stanley Dean Witter Special Value Fund
(54)         Morgan Stanley Dean Witter Strategist Fund
(55)         Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(56)         Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(57)         Morgan Stanley Dean Witter U.S. Government Money Market Trust
(58)         Morgan Stanley Dean Witter U.S. Government Securities Trust
(59)         Morgan Stanley Dean Witter Utilities Fund
(60)         Morgan Stanley Dean Witter Value-Added Market Series
(61)         Morgan Stanley Dean Witter Variable Investment Series
(62)         Morgan Stanley Dean Witter World Wide Income Trust

            The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
(1)          TCW/DW Emerging Markets Opportunities Trust
(2)          TCW/DW Global Telecom Trust
(3)          TCW/DW Income and Growth Fund
(4)          TCW/DW Latin American Growth Fund
(5)          TCW/DW Mid-Cap Equity Trust
(6)          TCW/DW North American Government Income Trust
(7)          TCW/DW Small Cap Growth Fund
(8)          TCW/DW Total Return Trust

Closed-End Investment Companies
-------------------------------
(1)          TCW/DW Term Trust 2000
(2)          TCW/DW Term Trust 2002
(3)          TCW/DW Term Trust 2003



NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------
Mitchell M. Merin                               Chairman and Director of Morgan Stanley Dean Witter
President, Chief                                Distributors Inc. ("MSDW Distributors") and Morgan
Executive Officer and                           Stanley Dean Witter Trust FSB ("MSDW Trust"); President,
Director                                        Chief Executive Officer and Director of Morgan Stanley
                                                Dean Witter Services Company Inc. ("MSDW Services");
                                                Executive Vice President and Director of Dean Witter
                                                Reynolds Inc.  ("DWR"); Director of SPS Transactions
                                                Services, Inc. and various other Morgan Stanley Dean
                                                Witter & Co. ("MSDW") subsidiaries.


Thomas C. Schneider                             Executive Vice President and Chief Strategic and
Executive Vice                                  Administrative Officer of MSDW; Executive Vice
President and  Chief                            President and Chief Financial Officer of MSDW Services
Financial Officer                               and MSDW Distributors; Director of DWR, MSDW Distributors and
                                                MSDW.

Robert M. Scanlan                               President, Chief Operating Officer and Director of MSD
President, Chief                                Services, Executive Vice President of MSDW Distributors;
Operating Officer                               Executive Vice President and Director of MSDW Trust;
and Director                                    Vice President of the Morgan Stanley Dean Witter Funds
                                                and the TCW/DW Funds.


Joseph J. McAlinden                             Vice President of the Morgan Stanley Dean Witter Funds
Executive Vice President                        and Director of MSDW Trust.
and Chief Investment
Officer

Edward C. Oelsner, III
Executive Vice President


Barry Fink                                      Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,                          Secretary, General Counsel and Director of MSDW
Secretary, General                              Services; Senior Vice President, Assistant Secretary and
Counsel and Director                            Assistant General Counsel of MSDW Distributors; Vice
                                                President, Secretary and General Counsel of  the Morgan
                                                Stanley Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar                                 Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Mark Bavoso                                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.




NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------
Richard Felegy
Senior Vice President

Edward F. Gaylor                                Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Robert S. Giambrone                             Senior Vice President of MSDW Services, MSDW
Senior Vice President                           Distributors  and MSDW Trust and Director of MSDW Trust;
                                                Vice  President of the Morgan  Stanley Dean Witter Funds
                                                and the TCW/DW Funds.

Rajesh Gupta                                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Kenton J. Hinchliffe                            Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Kevin Hurley                                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones                                Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

John B. Kemp, III                               President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny                               Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Jonathan R. Page                                Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Ira N. Ross                                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Guy G. Rutherfurd, Jr.                          Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Rochelle G. Siegel                              Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Jayne M. Stevlingson                            Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.



NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------
Paul D. Vance                                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison                               Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Ronald J. Worobel                               Vice President of various Morgan Stanley Dean Witter
Senior Vice President                           Funds.

Douglas Brown
First Vice President

Thomas F. Caloia                                First Vice President and Assistant Treasurer of
First Vice President                            MSDW Services; Assistant Treasurer of MSDW
and Assistant                                   Distributors; Treasurer and Chief Financial Officer of the
Treasurer                                       Morgan Stanley Dean Witter Funds and the TCW/DW
                                                Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney                              Assistant Secretary of DWR; First Vice President and
First Vice President                            Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary                         Secretary of the Morgan Stanley Dean Witter Funds and
                                                the TCW/DW Funds.

Salvatore DeSteno                               Vice President of MSDW Services.
First Vice President

Michael Interrante                              First Vice President and Controller of MSDW Services;
First Vice President                            Assistant Treasurer of MSDW Distributors; First Vice
and Controller                                  President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Carsten Otto                                    First Vice President and Assistant Secretary of MSDW
First Vice President                            Services; Assistant Secretary of the Morgan Stanley
and Assistant Secretary                         Dean Witter and the TCW/DW Funds.

NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------
Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                                  Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Frank Bruttomesso                               Vice President and Assistant Secretary of MSDW
Vice President and                              Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary                             Witter Funds and the TCW/DW Funds.

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

David Dineen
Vice President

Bruce Dunn
Vice President

Michael Durbin
Vice President

Sheila Finnerty
Vice President



NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Sandra Grossman
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                                  Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Peter Hermann                                   Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo Kane
Vice President

James P. Kastberg
Vice President

Michelle Kaufman                                Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Paula LaCosta                                   Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------
Thomas Lawlor
Vice President

Gerard J. Lian                                  Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Nancy Login
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco                            Vice President of Morgan Stanley Dean Witter Natural
Vice President                                  Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis                              Vice President and Assistant Secretary of MSDW
Vice President and                              Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary                             Witter Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                                     Vice President of Morgan Stanley Dean Witter Natural
Vice President                                  Resource Development Securities Inc.

Richard Norris
Vice President

George Paoletti
Vice President

Anne Pickrell                                   Vice President of various  Morgan Stanley Dean Witter
Vice President                                  Funds.

Michael Roan
Vice President




NAME AND POSITION                               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN                             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                            AND NATURE OF CONNECTION
--------------------                            ------------------------------------------------------

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti                                 Vice President of various Morgan Stanley Dean Witter Funds
Vice President

Ruth Rossi                                      Vice President and Assistant Secretary of MSDW
Vice President and                              Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary                             Witter Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley                                 Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

Kathleen H. Stromberg                           Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss                                     Vice President of various Morgan Stanley Dean Witter
Vice President                                  Funds.

John Wong
Vice President



Item 29.    Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)          Active Assets California Tax-Free Trust
(2)          Active Assets Government Securities Trust
(3)          Active Assets Money Trust
(4)          Active Assets Tax-Free Trust
(5)          Dean Witter Global Asset Allocation Fund
(6)          Dean Witter Retirement Series
(7)          Morgan Stanley Dean Witter American Value Fund
(8)          Morgan Stanley Dean Witter Balanced Growth Fund
(9)          Morgan Stanley Dean Witter Balanced Income Fund
(10)         Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11)         Morgan Stanley Dean Witter California Tax-Free Income Fund
(12)         Morgan Stanley Dean Witter Capital Appreciation Fund
(13)         Morgan Stanley Dean Witter Capital Growth Securities
(14)         Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(15)         Morgan Stanley Dean Witter Convertible Securities Trust
(16)         Morgan Stanley Dean Witter Developing Growth Securities Trust
(17)         Morgan Stanley Dean Witter Diversified Income Trust
(18)         Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(19)         Morgan Stanley Dean Witter Equity Fund
(20)         Morgan Stanley Dean Witter European Growth Fund Inc.
(21)         Morgan Stanley Dean Witter Federal Securities Trust
(22)         Morgan Stanley Dean Witter Financial Services Trust
(23)         Morgan Stanley Dean Witter Fund of Funds
(24)         Morgan Stanley Dean Witter Global Dividend Growth Securities
(25)         Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(26)         Morgan Stanley Dean Witter Global Utilities Fund
(27)         Morgan Stanley Dean Witter Growth Fund
(28)         Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)         Morgan Stanley Dean Witter Health Sciences Trust
(30)         Morgan Stanley Dean Witter High Yield Securities Inc.
(31)         Morgan Stanley Dean Witter Income Builder Fund
(32)         Morgan Stanley Dean Witter Information Fund
(33)         Morgan Stanley Dean Witter Intermediate Income Securities
(34)         Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(35)         Morgan Stanley Dean Witter International SmallCap Fund
(36)         Morgan Stanley Dean Witter Japan Fund
(37)         Morgan Stanley Dean Witter Limited Term Municipal Trust
(38)         Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(39)         Morgan Stanley Dean Witter Market Leader Trust
(40)         Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(41)         Morgan Stanley Dean Witter Mid-Cap Growth Fund
(42)         Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43)         Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44)         Morgan Stanley Dean Witter New York Municipal Money Market Trust
(45)         Morgan Stanley Dean Witter New York Tax-Free Income Fund


(46)         Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47)         Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48)         Morgan Stanley Dean Witter Prime Income Trust
(49)         Morgan Stanley Dean Witter S&P 500 Index Fund
(50)         Morgan Stanley Dean Witter Short-Term Bond Fund
(51)         Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(52)         Morgan Stanley Dean Witter Special Value Fund
(53)         Morgan Stanley Dean Witter Strategist Fund
(54)         Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(55)         Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(56)         Morgan Stanley Dean Witter U.S. Government Money Market Trust
(57)         Morgan Stanley Dean Witter U.S. Government Securities Trust
(58)         Morgan Stanley Dean Witter Utilities Fund
(59)         Morgan Stanley Dean Witter Value-Added Market Series
(60)         Morgan Stanley Dean Witter Variable Investment Series
(61)         Morgan Stanley Dean Witter World Wide Income Trust
(1)          TCW/DW Emerging Markets Opportunities Trust
(2)          TCW/DW Global Telecom Trust
(3)          TCW/DW Income and Growth
(4)          TCW/DW Latin American Growth Fund
(5)          TCW/DW Mid-Cap Equity Trust
(6)          TCW/DW North American Government Income Trust
(7)          TCW/DW Small Cap Growth Fund
(8)          TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 28 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                                Positions and Office with MSDW Distributors
----                                -------------------------------------------
Richard M. DeMartini                Director

Christine Edwards                   Executive Vice President, Secretary,
                                    Director and Chief Legal Officer.

Michael T. Gregg                    Vice President and Assistant Secretary.


James F. Higgins                    Director

Fredrick K. Kubler                  Senior Vice President, Assistant Secretary
                                    and Chief Compliance Officer.

Philip J. Purcell                   Director


Item 30.             Location of Accounts and Records

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment

Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.             Management Services

        Registrant is not a party to any such management-related service contract.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of July, 1998.


              MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

                           By /s/ Barry Fink
                              ----------------------------
                                  Barry Fink
                              Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURES                    TITLE                    DATE
      ----------                    -----                    ----

(1)  Principal Executive Officer    President, Chief
                                    Executive Officer,
                                    Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                07/28/98
    --------------------------
        Charles A. Fiumefreddo


(2)  Principal Financial Officer     Treasurer and Principal
                                     Accounting Officer

By  /s/ Thomas F. Caloia                                      07/28/98
    --------------------------
        Thomas F. Caloia


(3)  Majority of the Trustees

     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell


By  /s/ Barry Fink                                            07/28/98
    --------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    John R. Haire          John L. Schroeder
    Wayne E. Hedien


By  /s/ David M. Butowsky                                     07/28/98
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------


    1  --  Amendment to the Declaration of Trust dated June 22, 1998

    2  --  By-Laws of the Registrant, Amended and Restated as of October 23,
           1997

    5  --  Form of Investment Management Agreement between the Registrant and
           Morgan Stanley Dean Witter Advisors Inc.

    8  --  Form of Amended and Restated  Transfer  Agency and Services
           Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Trust FSB

    9  --  Form of Services Agreement between Morgan Stanley Dean Witter
           Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

   11  --  Consent of Independent Accountants

   16  --  Schedules for Computation of Performance Quotations

   27  --  Financial Data Schedule

Other  --  Power of Attorney